----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                  ACCRUAL BASIS - 1
----------------------------------------------
----------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------
----------------------------------------------
JUDGE: Honorable Mary F. Walrath
----------------------------------------------

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING: August 31, 1999
            FOR THE PERIOD: August 1, 1999 through August 31, 1999
================================================================================

                                                 Document     Previously     Explanation
Required Attachments                             Attached     Submitted      Attached
1. Tax Receipts                                   ( )           (X)            ( )

2. Bank Statements                                (X)           ( )            ( )

3. Most recently filed Income Tax Return          ( )           (X)            ( )

4. Most recent Annual Financial                   ( )           (X)            ( )
   Statements prepared by accountant


NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                  President
___________________________________________       ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


Thaddeus Bereday  /s/ Thaddeus Bereday                    10/18/99
-------------------------------------------       ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


PREPARER:

                                                  Chief Accounting Officer
___________________________________________       ---------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE


Lois Mannon  /s/ Lois Mannon                              10/18/99
-------------------------------------------       ---------------------------
PRINTED NAME OF PREPARER                                     DATE

Pursuant to an agreement with the office of the United
States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

---------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 2
---------------------------------------------
---------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------

----------------------------------------------
                                                         THIRD QUARTER
                                                         -----
  COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------
                                                  MONTH       MONTH        MONTH
                                                 ---------------------------------
ASSETS
----------------------------------------------------------------------------------
    UNRESTRICTED CASH
----------------------------------------------------------------------------------
    RESTRICTED CASH                                 SEE ATTACHED BALANCE SHEET
----------------------------------------------------------------------------------
 1. TOTAL CASH
----------------------------------------------------------------------------------
 2. ACCOUNTS RECEIVABLE (NET)
----------------------------------------------------------------------------------
 3. INVENTORY
----------------------------------------------------------------------------------
 4. NOTES RECEIVABLE
----------------------------------------------------------------------------------
 5. PREPAID EXPENSES
----------------------------------------------------------------------------------
 6. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------
 7. TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------
 8. PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------
 9. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION
----------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
    EQUIPMENT
----------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------
    AMORTIZATION (ATTACH LIST)
----------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------
14. TOTAL ASSETS
----------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
----------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------
28. TOTAL LIABILITIES
----------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
----------------------------------------------------------------------------------
    DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
----------------------------------------------------------------------------------
31. TOTAL EQUITY
----------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
----------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                          CONSOLIDATING BALANCE SHEET
                            AS OF: AUGUST 31, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.


                                              NON-DEBTOR SUBSIDIARIES
                                            (Provided for informational
                                        purposes only on a basis consistent
                                         with the Debtors previous public
                                               financial reporting)

                                                                                        Total
                                                SMTK               SMTK              Debtors and
                                              Debtors           Non-debtors          Non-debtors
                                            ----------        --------------      ----------------
Assets
Current assets:
  Cash                                     78,517,137                   -            78,517,137
  Cash held for non-debtors                 1,058,285                   -             1,058,285
  AT&T holdback note receivable            40,000,000                   -            40,000,000
  Interest receivable                         833,333                   -               833,333
  Auction proceeds receivable                  42,105                   -                42,105
  Notes receivable, net                     1,450,000                   -             1,450,000
  Inventory                                 1,850,000                   -             1,850,000
  Prepaid expenses                             56,214                   -                56,214
                                         ------------          ----------         -------------
Total current assets                      123,807,074                   -           123,807,074

Non current assets:
  Property and equipment, net                  90,265                   -                90,265
                                         ------------          ----------         -------------
Total non current assets                       90,265                   -                90,265

Total assets                              123,897,339                   -           123,897,339
                                         ============          ==========         =============

Liabilities and equity
Current liabilities:
  Postpetition accounts payable             3,476,847             764,839             4,241,686
  Excise & sales tax payable                        -                   -                     -
  Other accrued                             4,469,212              49,284             4,518,496
                                         ------------          ----------         -------------
Total current liabilities                   7,946,059             814,123             8,760,182

Prepetition liabilities:
  Accounts payable                         46,171,652                   -            46,171,652
  Excise & sales tax payable                2,465,777                   -             2,465,777
  Other accrued                            19,851,593             103,778            19,955,371
  Accrued interest                          4,171,498                   -             4,171,498
  Long term debt                          150,867,550                   -           150,867,550
  Notes payable-Century/DTR                 4,297,998                   -             4,297,998
                                         ------------          ----------         -------------
Total prepetition liabilities             227,826,068             103,778           227,929,846
                                         ------------          ----------         -------------
Total liabilities                         235,772,127             917,901           236,690,028

Intercompany                               (3,383,258)          3,383,258                     -

Shareholders' equity (deficit):
  Common stock                            278,227,663                   -           278,227,663
  Beginning accumulated deficit          (170,658,280)         (3,695,301)         (174,353,581)
  Current year profit (loss)             (216,060,913)           (605,858)         (216,666,771)
                                         ------------          ----------         -------------
Total shareholders' equity               (108,491,530)         (4,301,159)         (112,792,689)
                                         ------------          ----------         -------------
Total liabilities and equity              123,897,339                   -           123,897,339
                                         ============          ==========         =============

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                      For the month ended August 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. During July 1999, the Company wrote down the value of its inventory by $1,964,355 to $2,735,650 based on a range of potential purchasing bids from outside third parties. During August 1999, the Company has written down the value of its inventory an additional $885,650 to $1,850,000 based on the value of a final purchasing bid that has been accepted by the Company and approved by the Bankruptcy Court. The loss on the anticipated liquidation of this inventory is recorded in the August 1999 financial statements. In addition, during August 1999, the Company has written down the value of certain property and equipment and recorded a $42,105 receivable reflecting the proceeds due from the liquidation of such assets. Finally, during August 1999, the Company has written down the value of an outstanding note receivable to $1,250,000. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.

          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

-------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.               ACCRUAL BASIS - 3
-------------------------------------------
-------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)                        THIRD QUARTER
-------------------------------------------                 -----

------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------
                                                  MONTH             MONTH              MONTH                    QUARTER
                                              ----------------------------------------------------
REVENUES                                                                                                         TOTAL
----------------------------------------------------------------------------------------------------------------------------
 1.  GROSS REVENUES
----------------------------------------------------------------------------------------------------------------------------
 2.  LESS: RETURNS & DISCOUNTS                            SEE ATTACHED INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------
 3.  NET REVENUE
----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------
 4.  BEGINNING INVENTORY
----------------------------------------------------------------------------------------------------------------------------
 5.  ADD: PURCHASES
----------------------------------------------------------------------------------------------------------------------------
 6.  LESS: ENDING INVENTORY
----------------------------------------------------------------------------------------------------------------------------
 7.  TOTAL COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------
 8.  GROSS PROFIT
----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
 9.  OFFICER/INSIDER COMPENSATION
----------------------------------------------------------------------------------------------------------------------------
10.  DIRECT LABOR/SALARIES
----------------------------------------------------------------------------------------------------------------------------
11.  PAYROLL TAXES
----------------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE EXPENSE
----------------------------------------------------------------------------------------------------------------------------
13.  INSURANCE
----------------------------------------------------------------------------------------------------------------------------
14.  DEPRECIATION/DEPLETION/AMORTIZATION
----------------------------------------------------------------------------------------------------------------------------
15.  GENERAL & ADMINISTRATIVE
----------------------------------------------------------------------------------------------------------------------------
16.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
17.  TOTAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
18.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE
----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------
19.  NON-OPERATING INCOME (ATT. LIST)
----------------------------------------------------------------------------------------------------------------------------
20.  NON-OPERATING EXPENSE (ATT. LIST)
----------------------------------------------------------------------------------------------------------------------------
21.  INTEREST EXPENSE
----------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
23.  NET OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
24.  PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------------------
25.  U.S. TRUSTEE FEES
----------------------------------------------------------------------------------------------------------------------------
26.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
27.  TOTAL REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
28.  INCOME TAX
----------------------------------------------------------------------------------------------------------------------------
29.  NET PROFIT (LOSS)
----------------------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                      For the month ended August 31, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                         NON-DEBTOR SUBSIDIARIES
                                                     (Provided for informational
                                             purposes only on a basis consistent
                                                with the Debtors previous public
                                                            financial reporting)


                                                                                                   Total
                                                             SMTK              SMTK             Debtors and
                                                           Debtors          Non-debtors          Non-debtors
                                                         ----------         -----------         ------------
Revenue                                                           -                   -                    -

Cost of revenue                                                   -                   -                    -
                                                         ----------          ----------         ------------


   Gross profit                                                   -                   -                    -

Expenses:
General and administrative                                  143,103              66,178              209,281


Reorganization costs:
Professionals cost                                        1,043,471               4,650            1,048,121
Settlements & cures                                               -                   -                    -
Inventory write down to net realizable value                885,650                   -              885,650
Note receivable write down to settlement value            2,918,112                   -            2,918,112
Property & equipment liquidation loss                     1,349,635                   -            1,349,635
Other                                                        49,617                   -               49,617
                                                         ----------          ----------         ------------

   Operating profit (loss)                               (6,389,588)            (70,828)          (6,460,416)

Other income                                                 43,258                                   43,258
Interest income                                             429,887                   -              429,887
                                                         ----------          ----------         ------------
Net profit (loss)                                        (5,916,443)            (70,828)          (5,987,271)
                                                         ==========          ==========         ============

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                      For the month ended August 31, 1999

On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. During July 1999, the Company wrote down the value of its inventory by $1,964,355 to $2,735,650 based on a range of potential purchasing bids from outside third parties. During August 1999, the Company has written down the value of its inventory an additional $885,650 to $1,850,000 based on the value of a final purchasing bid that has been accepted by the Company and approved by the Bankruptcy Court. The loss on the anticipated liquidation of this inventory is recorded in the August 1999 financial statements. In addition, during August 1999, the Company has written down the value of certain property and equipment and recorded a $42,105 receivable reflecting the proceeds due from the liquidation of such assets. Finally, during August 1999, the Company has written down the value of an outstanding note receivable to $1,250,000. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.

        The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

                                                               ACCRUAL BASIS - 4

------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                            THIRD QUARTER
                                                                   -----
------------------------------------------------               Bank: FIRSTAR
------------------------------------------------                     ---------
CASE NUMBERS: 99-108 to 99-127 (MFW)                   Account type: Operating
------------------------------------------------                     ---------

NOTE:

ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.

-----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH
                                                                         -----------------------
DISBURSEMENTS                                                              8/1/99 -  8/31/99
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
      1. CASH - BEGINNING OF MONTH                                                   $ 1,144,410
-----------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
      2. CASH SALES (FROM MERCHANT CARD RECHARGES)                                   $       -
-----------------------------------------------------------------------------------------------------------------------
      3. COLLECTION OF ACCOUNTS RECEIVABLE                                           $       -
-----------------------------------------------------------------------------------------------------------------------
      4. LOANS & ADVANCES                                                            $       -
-----------------------------------------------------------------------------------------------------------------------
      5. SALE OF ASSETS                                                              $       -
-----------------------------------------------------------------------------------------------------------------------
      6. OTHER:
-----------------------------------------------------------------------------------------------------------------------
           TRANSFERS IN FROM MONEY MARKET ACCOUNT                        $  490,000
-----------------------------------------------------------------------------------------------------------------------
           MISCELLANEOUS RECEIPTS FROM REFUNDS                           $   43,258
-----------------------------------------------------------------------------------------------------------------------
           MISCELLANEOUS TIMING ADJUSTMENTS                              $      -
-----------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER                                                                 $   533,258
-----------------------------------------------------------------------------------------------------------------------
      7. TOTAL RECEIPTS                                                              $   533,258
-----------------------------------------------------------------------------------------------------------------------
      8. TOTAL CASH AVAILABLE                                                        $ 1,677,668
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------
      9. CHECKS WRITTEN - (SEE ATTACHED LIST)                                        $ 1,350,307
-----------------------------------------------------------------------------------------------------------------------
     10. WIRE TRANSFERS - (SEE ATTACHED LIST)                                        $     4,650
-----------------------------------------------------------------------------------------------------------------------
     11. OTHER:
-----------------------------------------------------------------------------------------------------------------------
           CASH TRANSFERS OUT                                            $      -
-----------------------------------------------------------------------------------------------------------------------
           BANK CHARGES                                                  $       36
-----------------------------------------------------------------------------------------------------------------------
     12. TOTAL OTHER                                                                 $        36
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                         ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                $ 1,354,993
-----------------------------------------------------------------------------------------------------------------------
         ENDING ACCOUNT BALANCE                                                      $   322,675
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------
 ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                      $31,685,213
-----------------------------------------------------------------------------------------------------------------------
         SEE ACCRUAL BASIS - 6
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                   $47,567,534
-----------------------------------------------------------------------------------------------------------------------
         SEE ACCRUAL BASIS - 6
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS- 6, LINE 14)                        $79,575,422
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 5
-------------------------------------------------
-------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-------------------------------------------------

----------------------------------------------------------------------------------------
                                                         MONTH        MONTH      MONTH
                                                  --------------------------------------
   ACCOUNTS RECEIVABLE AGING                      August 31, 1999
----------------------------------------------------------------------------------------
 1.  0 - 30 days old                              $       -
----------------------------------------------------------------------------------------
 2.  31 - 60 days old                                     -
----------------------------------------------------------------------------------------
 3.  61 - 90 days old                                     -
----------------------------------------------------------------------------------------
 4.  91+ days old                                         -
----------------------------------------------------------------------------------------
 5.  TOTAL ACCOUNTS RECEIVABLE                            -
----------------------------------------------------------------------------------------
 6.  AMOUNT CONSIDERED UNCOLLECTIBLE                      -
----------------------------------------------------------------------------------------
 7.  ACCOUNTS RECEIVABLE (NET)                    $       -
----------------------------------------------------------------------------------------

--------------------------------------------
                                                               MONTH:  August 31, 1999
                                                                     -----------------
 AGING OF POSTPETITION ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------
                            0-30       31-60        61-90          91+
                            DAYS       DAYS         DAYS           DAYS          TOTAL
-----------------------------------------------------------------------------------------
  ACCOUNTS PAYABLE       $1,827,638    $469,779    $279,385      $900,045     $3,476,847
-----------------------------------------------------------------------------------------

 NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

--------------------------------------

STATUS OF POSTPETITION TAXES                         MONTH:  August 31, 1999
                                                           -----------------

---------------------------------------------------------------------------------------------------------------------
                                        BEGINNING        AMOUNT                       ENDING
                                          TAX         WITHHELD AND/     AMOUNT         TAX           DELINQUENT
FEDERAL                                LIABILITY*     0R ACCRUED         PAID        LIABILITY         TAXES
------------------------------------------------------------------------------------------------------------------
 1.  WITHHOLDING**                   $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
 2.  FICA-EMPLOYEE**                 $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
 3.  FICA-EMPLOYER**                 $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
 4.  UNEMPLOYMENT                    $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
 5.  INCOME                          $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
 6.  OTHER (ATTACH LIST)             $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
 7.  TOTAL FEDERAL TAXES             $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
 8.  WITHHOLDING                     $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
 9.  SALES                           $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
10.  EXCISE                          $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                    $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                   $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY               $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
14.  OTHER - STATE DISABILITY        $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL             $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                     $        -       $      -        $      -       $      -       $        -
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

NOTE: No employees were employed by the debtors during the month.

---------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.               ACCRUAL BASIS - 6
---------------------------------------------
---------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                 MONTH:  August 31, 1999
--------------------------------------------                                            ----------------
BANK RECONCILIATIONS
                                                 Account #1     Account #2   Account #3        Account #4     Account #5
--------------------------------------------------------------------------------------------------------------------------
A.       BANK:                                  FIRSTAR         FIRSTAR      FIRSTAR          FIRSTAR         FIRSTAR
--------------------------------------------------------------------------------------------------------------------------
B.       PURPOSE (TYPE):                       OPERATING        CANADA     UNITED KINGDOM    FLETCHER       MONEY MARKET
--------------------------------------------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT             $ 1,442,843     $ 80,354      $1,044,108        $28,788,912     $924,593
--------------------------------------------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED       $    37,606     $      -      $        -        $         -     $      -
--------------------------------------------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS           $(1,157,774)    $(66,178)     $        -        $         -     $      -
--------------------------------------------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS (ATTACH LIST)  $         -     $      -      $        -        $         -     $      -
--------------------------------------------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS            $   322,675     $ 14,176      $1,044,108        $28,788,912     $924,593
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN                  1401         1036            1027               None         None
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
BANK RECONCILIATIONS
                                                        Account #6         Account #7
--------------------------------------------------------------------------------------------------------------------------
A.       BANK:                                         FIRSTAR            FIRSTAR
--------------------------------------------------------------------------------------------------------------------------
B.       PURPOSE (TYPE):                               FRAMINGHAM          CBCC
--------------------------------------------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT                      $10,012           $   903,336            $ 33,194,158
--------------------------------------------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED                $     -           $         -            $     37,606
--------------------------------------------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS                    $     -           $         -            $ (1,223,952)
--------------------------------------------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS (ATTACH LIST)           $     -           $         -            $          -
--------------------------------------------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS                     $10,012           $   903,336            $ 32,007,812
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN                       None                None
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------
                                                    DATE OF         MATURITY                               PURCHASE      CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE          DATE             TYPE OF INSTRUMENT    PRICE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   7.  FIRSTAR TREASURY BILL ACCOUNT  #2260-00038   July 8, 1999    August 19, 1999    TREASURY BILL       $39,173,106    MATURED
------------------------------------------------------------------------------------------------------------------------------------
   8.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038    July 14, 1999   August 19, 1999    TREASURY BILL       $ 4,978,000    MATURED
------------------------------------------------------------------------------------------------------------------------------------
   9.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038    August 19, 1999 September xx, 1999 TREASURY BILL       $47,499,772  $ 47,567,534
------------------------------------------------------------------------------------------------------------------------------------
  10.
------------------------------------------------------------------------------------------------------------------------------------
  11.              TOTAL  INVESTMENTS                                                                                   $ 47,567,534
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------------
 12.  PETTY CASH                                                                                                  $         76
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 13.  CURRENCY ON HAND                                                                                            $ 32,007,888
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 14.  TOTAL CASH  -  END OF MONTH                                                                                 $ 79,575,422
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------           ACCRUAL BASIS - 7
DEBTORS: WORLDWIDE DIRECT, INC., et al.
---------------------------------------------------
---------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------------

                                                      MONTH:  August 31, 1999
                                                             ----------------
-----------------------------------------------------------------------------
                   PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


---------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
                                                                                 TYPE OF        AMOUNT           UNPAID
              NAME                           POSITION                            PAYMENT          PAID            BALANCE
----------------------------------------------------------------------------------------------------------------------------
 1.  Lois Mannon                             Chief Accounting Officer            Fees            $ 10,082             0
----------------------------------------------------------------------------------------------------------------------------
 2.  Thaddeus Bereday                        President                           Fees              22,020             0
----------------------------------------------------------------------------------------------------------------------------
 3.  Fred Fielding                           Director  Smartalk Teleservices     Expenses           2,080             0
----------------------------------------------------------------------------------------------------------------------------
 4.
----------------------------------------------------------------------------------------------------------------------------
 5.
----------------------------------------------------------------------------------------------------------------------------
 6.
----------------------------------------------------------------------------------------------------------------------------
 7.
----------------------------------------------------------------------------------------------------------------------------
 8.
----------------------------------------------------------------------------------------------------------------------------
 9.
----------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------
                               TOTAL PAYMENTS TO INSIDERS                                        $ 34,182
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                                                     TYPE              DATE OF COURT
                                                      OF             ORDER AUTHORIZING     AMOUNT         AMOUNT     TOTAL PAID
                   NAME                           PROFESSIONAL           PAYMENT          APPROVED         PAID       TO DATE
---------------------------------------------------------------------------------------------------------------------------------
 1.  Artbur Andersen LLP                          Consultant         January 20, 1999     $        -    $        -    $   48,929
---------------------------------------------------------------------------------------------------------------------------------
 2.  Crossroads Capital Partners                  Consultant         January 20, 1999     $        -    $        -    $   88,448
---------------------------------------------------------------------------------------------------------------------------------
 3.  Ernst & Young LLP                            Consultant         January 20, 1999     $  272,832    $  272,832    $  766,971
---------------------------------------------------------------------------------------------------------------------------------
 4.  Executive Sounding Board                     Consultant         January 20, 1999     $   25,203    $   25,203    $   25,203
---------------------------------------------------------------------------------------------------------------------------------
 5.  Hennigan, Mercer & Bennett                   Legal              January 20, 1999     $  217,960    $  217,960    $  420,186
---------------------------------------------------------------------------------------------------------------------------------
 6.  Houlihan, Lokey, Howard & Zukin Capital      Investment Banker  January 20, 1999     $        -    $        -    $  160,000
---------------------------------------------------------------------------------------------------------------------------------
 7.  Klehr, Harrison, Harvey, Branzburg &         Legal              January 20, 1999     $        -    $        -    $   43,799
     Ellers LLP
---------------------------------------------------------------------------------------------------------------------------------
 8.  Morgan, Lewis & Bockius                      Legal              January 20, 1999     $  200,813    $  200,813    $  200,813
---------------------------------------------------------------------------------------------------------------------------------
 9.  Munsch, Hardt, Kopf & Harr                   Legal              January 20, 1999     $  108,010    $  108,010    $  489,568
---------------------------------------------------------------------------------------------------------------------------------
10. Young, Conaway, Stargatt & Taylor             Legal              January 20, 1999     $  119,745    $  119,745    $  242,043
---------------------------------------------------------------------------------------------------------------------------------
11. Zolpho Cooper, LLC                            Consultant         January 20, 1999     $  136,358    $  136,358    $  279,648
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL  PAYMENTS TO PROFESSIONALS                                                      $1,080,921    $1,080,921    $2,765,607
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    ADEQUATE PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                SCHEDULED         AMOUNTS
                                                                                 MONTHLY           PAID            TOTAL
                                                                                PAYMENTS          DURING           UNPAID
                       NAME OF CREDITOR                                           DUE             MONTH         POSTPETITION
---------------------------------------------------------------------------------------------------------------------------------
 1.  NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
---------------------------------------------------------------------------------------------------------------------------------
 2.
---------------------------------------------------------------------------------------------------------------------------------
 3.
---------------------------------------------------------------------------------------------------------------------------------
 4.
---------------------------------------------------------------------------------------------------------------------------------
 5.
---------------------------------------------------------------------------------------------------------------------------------
                                TOTAL
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                       ACCRUAL BASIS - 8
-----------------------------------------------------------
-----------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------------------

                                                MONTH:    August 31, 1999
                                                      -------------------

-----------------------------------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------------------------
                                                                                  YES       NO
--------------------------------------------------------------------------------------------------
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS DURING THIS REPORTING PERIOD?                              X
--------------------------------------------------------------------------------------------------
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
--------------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                                         X
--------------------------------------------------------------------------------------------------
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                                   X
--------------------------------------------------------------------------------------------------
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                                   X
--------------------------------------------------------------------------------------------------
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
--------------------------------------------------------------------------------------------------
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                                X
--------------------------------------------------------------------------------------------------
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
--------------------------------------------------------------------------------------------------
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
--------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                 X
--------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                                        X
--------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A
DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
10. Pursuant to ordinary course business transactions with creditors in accordance with standard payment terms, certain amounts were outstanding.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------
                                                                                  YES       NO
-------------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                       X
-------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                         X
-------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                      INSURANCE POLICIES
---------------------------------------------------------------------------------------------------------------------------
              TYPE OF                                                                  PERIOD             PAYMENT AMOUNT
              POLICY                                       CARRIER                     COVERED             & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------
1.  Directors & Officers Liability                     Genesis                     10/22/98-10/22/99    $175,000 & annual
---------------------------------------------------------------------------------------------------------------------------
2.  Directors & Officers Liability                     Agricultural Excess         10/22/98-10/22/99    $ 87,500 & annual
---------------------------------------------------------------------------------------------------------------------------
3.  Directors & Officers Liability                     Zurich-American             10/22/98-10/22/99    $ 92,000 & annual
---------------------------------------------------------------------------------------------------------------------------
4.  Directors & Officers Liability                     Genesis                     10/22/98-10/22/99    $ 60,000 & annual
---------------------------------------------------------------------------------------------------------------------------
5.  Directors & Officers Liability (A-side)            Executive Risk              12/11/98-10/22/99    $150,000 & annual
---------------------------------------------------------------------------------------------------------------------------
6.  Directors & Officers Liability (A-side)            Reliance Insurance Co.      12/11/98-10/22/99    $105,000 & annual
---------------------------------------------------------------------------------------------------------------------------
7.  Crime                                              Travelers Group                 8/6/98-8/6/99    $  3,587 & annual
---------------------------------------------------------------------------------------------------------------------------
8.  Bond Premium                                       Harry Koch                    9/25/98-9/25/99    $    500 & annual
---------------------------------------------------------------------------------------------------------------------------
9.  Business Auto                                      Travelers Group               3/24/99-3/24/00    $  8,106 annual
---------------------------------------------------------------------------------------------------------------------------
10. Boiler & Machinery                                 Travelers Group               3/24/99-3/24/00    $  1,547 annual
---------------------------------------------------------------------------------------------------------------------------
11. Commercial Umbrella                                Travelers Group               3/24/99-3/24/00    $ 12,212 annual
---------------------------------------------------------------------------------------------------------------------------
12. Kidnap & Ransom                                    Travelers Group               3/24/99-3/24/00    $  1,133 annual
---------------------------------------------------------------------------------------------------------------------------
13. Fiduciary Liability                                Travelers Group               3/24/99-3/24/00    $  1,002 annual
---------------------------------------------------------------------------------------------------------------------------
14. Worker's Compensation - Illinois*                  Wausau                        3/24/99-3/24/00    $    547 annual
---------------------------------------------------------------------------------------------------------------------------
15. Worker's Compensation - All Other States*          Wausau                        3/24/99-3/24/00    $ 17,073 annual
---------------------------------------------------------------------------------------------------------------------------
16. Worker's Compensation - Administration Fee*        Picton Cavanaugh              3/24/99-3/24/00    $ 15,000 annual
---------------------------------------------------------------------------------------------------------------------------
17. Commercial Package Policy                          Travelers Group               3/24/99-3/24/00    $ 41,532 annual
---------------------------------------------------------------------------------------------------------------------------

 * Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.

-------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 9
-------------------------------------------------------------
-------------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-------------------------------------------------------------

                                       MONTH: August 31, 1999
                                             ----------------

--------------------------------------------------------------------------------------------------------
                                                  PERSONNEL *
--------------------------------------------------------------------------------------------------------

                                                                             FULLTIME        PART TIME
--------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of month                              0              0
--------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the month                                   0              0
--------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the month                  0              0
--------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of month                         0              0
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 * Effective May 1999, the Debtors no longer have any employees. Rather, the eight representatives responsible for administering the bankruptcy estates have been engaged as independent contractors.

--------------------------------------------------------------------------------
                               CHANGE OF ADDRESS

--------------------------------------------------------------------------------

    If your mailing address has changed and you have not previously notified the


    DATE of CHANGE: September 25, 1999

    NEW ADDRESS:
    P.O. Box 8023
    Dublin, OH 43016-2023